Exhibit 10.17

                       SHARE EXCHANGE AGREEMENT

    THIS AGREEMENT made as of the __________________ day of __________________,
1997 by and among THE THAXTON GROUP, INC., a South Carolina corporation (the "Company"), and JACK W. ROBINSON, and ___________________, (collectively, the "Purchasers").


                           R E C I T A L S:

    A. As of the date hereof, the Purchasers colletively own 30,925 shares of common stock of the Company ("Common Stock").

   B. The Purchasers desire to exchange shares of Common Stock for an equal number of shares of the Company's Series B Convertible Preferred Stock (the "Series B Preferred Stock") and the Company desires to make the exchange of such shares in accordance with the terms hereof.

  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

   1. EXCHANGE OF STOCK. Subject to the terms and conditions contained herein, and as of the date hereof, the Company hereby agrees to issue Thirty Thousand Nine Hundred Twenty-five (30,925) shares of Series B Preferred Stock, par value $.01 per share, of the Company (the "Shares"), to the Purchasers upon receipt of Thirty Thousand Nine Hundred Twenty-five (30,925) shares of Common Stock of the Company.

   2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. In order to induce the Purchasers to enter into this Agreement, the Company hereby represents and warrants that:

      (a) The Company has the legal right to execute and deliver this Agreement and to carry out the transactions and perform its obligations hereunder. This Agreement constitutes a valid, legal and binding obligation of the Company, enforceable in accordance with its terms.

      (b) The Company is a corporation, duly organized, validly existing and in good standing under the laws of the State of South Carolina.

      (c) The Shares represent Series B Preferred Stock.

   3. REPRESENTATIONS DISCLAIMER. The Company shall not be deemed to have made to the Purchasers any representation or warranty other than as expressly made by the Company in paragraph 2 hereof.

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   4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. In order to induce the
Company to enter into this Agreement the Purchasers hereby represent and warrant to the Company that:

      (a) The Purchasers have the legal right to execute and deliver this Agreement and to carry out the transactions and perform their obligations contemplated hereunder. This Agreement has been duly authorized by the Purchasers and constitutes the legal, valid and binding obligations of the Purchasers enforceable in accordance with its terms.

      (b) The Purchasers are acquiring the Shares for investment and not with a view to or for the resale in connection with the distribution thereof.

      (c) The Purchasers are the true and lawful beneficial and record owner of the shares of Common Stock listed opposite each of their names on Exhibit A and have good and marketable title thereto, free and clear of mortgages, pledges, liens, security interests or any other encumbrances.

   5. INDEMNIFICATION. The parties hereto agree to indemnify and hold each other harmless as follows:

      (a) The Company agrees to indemnify and hold the Purchasers harmless at all times after the date of this Agreement from and against any and all loss, liability, damage or deficiency resulting from any misrepresentation, breach of warranty or nonfulfillment of any covenants or agreements on the part of the Company contained herein or in any other document or certificate furnished by the Company pursuant hereto and any loss or damage resulting from any claims, litigation, actions, suits, proceedings, judgments, reasonable attorneys' fees, costs and expenses relating to or arising out of such misrepresentation, breach or nonfulfillment.

     (b) The Purchasers agree to indemnify and hold the Company harmless at all times after the date of this Agreement from and against any and all loss, liability, damage or deficiency resulting from any misrepresentation, breach of warranty or nonfulfillment of any covenants or agreements on the part of the Purchasers contained herein or any certificate or document furnished by the Purchasers pursuant hereto and any loss or damage resulting from any such claims, litigation, actions, suits, proceedings, judgments, reasonable attorneys' fees, costs and expenses related to or arising out of such misrepresentation, breach or nonfulfillment.

    (c) Should any claim be made by a person not a party to this Agreement with respect to any matter to which the foregoing indemnity relates, the party against whom such claim is asserted (the "Indemnified Party"), within a reasonable period of time, shall given written notice to the other party (the "Indemnifying Party") of any such claim, and the Indemnifying Party shall thereafter defend or settle any such claim, at its sole expense, on its own behalf and with counsel of its selection. In such defense or settlement of any claims, the Indemnified Party shall cooperate with and assist the

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Indemnifying Party to the maximum extent reasonably possible. Any payment resulting from such defense or settlement, together with the total expense thereof, shall be binding on the Company and the Purchasers for the purposes of this paragraph 5.

    (d) Notwithstanding the foregoing, should any claim be made by a person not a party to this Agreement with respect to any matter to which the foregoing indemnity relates, the Indemnified Party, on not less than thirty
(30) days' notice to the Indemnifying Party, may make settlement of such claims, and such settlement shall be binding on the Indemnifying Party and the Indemnified Party for the purposes of this paragraph 5; PROVIDED, HOWEVER, that if within said thirty (30) day period the Indemnifying Party shall have requested the Indemnified Party not to settle such claim and to deny such claim at the expense of the Indemnifying Party, the Indemnified Party will promptly comply and the Indemnifying Party shall have the right to defend on its own behalf with counsel of its selection. Any payment of settlement resulting from such contest, together with the total expense thereof, shall be binding on the Company and the Purchasers for the purposes of this paragraph 5.

   6. DUE DILIGENCE ACKNOWLEDGMENT.

      (a) The Purchasers acknowledge that they have had an opportunity to review, for information purposes only, the business and financial information contained in the Company's Registration Statement on Form SB-2 (Reg. No. 333-28713) (the "Form SB-2") and Registration Statement on Form S-4 (Reg. No. 333-28719) (the "Form S-4"), as filed with the Securities and Exchange Commission (the "Commission").

      (b) The Purchasers acknowledge that they have made their own independent examination, investigation, analysis and evaluation of the Company, including Purchasers' own estimate of the value of the Company's business.

      (c) The Purchasers acknowledge that they have undertaken such due diligence (including a review of the assets, liabilities, books, records and contracts of the Company) as the Purchasers deem adequate, including that described above in this paragraph 6.

   7. CONDITION TO CLOSING. The obligations of the Company and the Purchasers to consummate the transactions contemplated by this Agreement are subject to the Form SB-2 and Form S-4 having been declared effective by the Commission.

   8. CLOSING. The closing of the transactions contemplated by this Agreement shall occur on a date and at a time mutually agreed upon by the parties within 60 days of the date on which the condition specified by paragraph 7 has been satisfied.

   9. FURTHER ASSURANCES. The Company and the Purchasers hereby covenant and agree that at any time and from time to time that they will promptly execute and deliver such further instruments and documents and take such further action as is reasonably necessary in order to further carry out the intent and purpose of this Agreement.

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   10. NOTICES. All notices, requests and demands and other communications to any party hereto shall be in writing and shall be deemed to have been duly given as if delivered by hand or mailed, certified or registered, with postage prepaid to the following address of each party or such other addresses as may be hereafter designated in writing by such party to the other parties:

        To the Company:    The Thaxton Group, Inc.
                           1524 Pageland Highway
                           Lancaster, South Carolina 29721
                           Attn: Kenneth H. James
                                 Chief Financial Officer

      To the Purchasers:   [______________________________
                            ______________________________
                            ______________________________]

   11. EXPENSES. It is hereby agreed and understood that the parties hereto shall bear and pay their own expenses relative to the consummation of the transaction referred to in this Agreement.

   12. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hreto and their respective successors and assigns.

   13. APPLICABLE LAW. The Agreement shall be governed by, and construed in accordance with, the laws of the State of South Carolina.

   14. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction, shall as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

    15. COUNTERPARTS. This Agreement may be executed in one or more counter-parts, all of which together shall represent the same single agreement.

    16. SURVIVAL OF REPRESENTATIONS AND INDEMNITY. The representations and warranties and the indemnification provisions contained herein shall survive the closing and the delivery of all the required documents hereunder.

    17. ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties hereto with respect to the transactions contemplated herein.

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    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                      THE THAXTON GROUP, INC.


                                      By:  ______________________
                                           James D. Thaxton
                                           President


ATTEST:

_______________________
Kenneth H. James
Secretary

[CORPORATE SEAL]

                                           ________________________
                                           JACK W. ROBINSON


                                           _________________________
                                           [___________________]



                                           _________________________
                                           [___________________]


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